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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K
             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
              (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 13, 2002

                        STERLING CHEMICALS HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                    1-00059            76-0185186
     (STATE OR OTHER JURISDICTION OF      (COMMISSION        (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)       FILE NUMBER)      IDENTIFICATION  NO.)

                          1200 SMITH STREET, SUITE 1900
                            HOUSTON, TEXAS 77002-4312
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (713) 650-3700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                           --------------------------

                             STERLING CHEMICALS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                  333-04343-01         76-0502785
     (STATE OR OTHER JURISDICTION OF      (COMMISSION        (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)       FILE NUMBER)      IDENTIFICATION  NO.)


                          1200 SMITH STREET, SUITE 1900
                            HOUSTON, TEXAS 77002-4312
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (713) 650-3700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.  OTHER EVENTS

         On November 13, 2002, Sterling Chemicals Holdings, Inc. and Sterling Chemicals, Inc. issued a press release announcing the entering into of a definitive agreement to sell its pulp chemicals business to Superior Propane Inc. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7.  EXHIBITS

Exhibit 99.1      --      Press Release dated November 13, 2002.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STERLING CHEMICALS HOLDINGS, INC.

Date:  November 14 , 2002

                                       By: /s/ David G. Elkins
                                         ---------------------------------------
                                         David G. Elkins, President


                                       STERLING CHEMICALS INC.

Date:  November 14 , 2002

                                       By: /s/ David G. Elkins
                                          --------------------------------------
                                          David G. Elkins, President


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                                  EXHIBIT INDEX


Exhibit 99.1       --      Press Release dated November 13, 2002.